Exhibit 99.2

SNH Nasdaq Listed

S E N I O R H O U S I N G P R O P E R T I E S T R U S T WARNING CONCERNING FORWARD LOOKING STATEMENTS THIS PRESENTATION CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER SENIOR HOUSING PROPERTIES TRUST (NASDAQ: SNH), OR SNH, USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, SNH IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON SNH’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY SNH’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE: • SNH ENTERED INTO A DEFINITIVE AGREEMENT TO MODIFY ITS EXISTING BUSINESS ARRANGEMENTS WITH FIVE STAR SENIOR LIVING INC., OR FIVE STAR. AS DESCRIBED HEREIN, CERTAIN OF THESE ARRANGEMENTS ARE EXPECTED TO BE EFFECTIVE JANUARY 1, 2020. THESE ARRANGEMENTS ARE SUBJECT TO CONDITIONS, INCLUDING, AMONG OTHERS, THE RECEIPT OF REQUISITE APPROVAL BY FIVE STAR’S STOCKHOLDERS AND CERTAIN LICENSING APPROVALS. SNH CANNOT BE SURE THAT ANY OR ALL OF SUCH CONDITIONS WILL BE SATISFIED. ACCORDINGLY, THESE TRANSACTIONS MAY NOT BECOME EFFECTIVE AS OF JANUARY 1, 2020 OR AT ALL, OR THE TERMS OF SUCH TRANSACTIONS AND THE OTHER TRANSACTIONS MAY CHANGE. • SNH EXPECTS TO RETAIN APPROXIMATELY 34% OWNERSHIP OF FIVE STAR FOR THE FORESEEABLE FUTURE. HOWEVER, SNH MAY SELL SOME OR ALL OF THE SHARES OF COMMON STOCK OF FIVE STAR IT OWNS. SNH’S OWNERSHIP OF FIVE STAR MAY ALSO BE DILUTED IN THE FUTURE. • SNH EXPECTS TO PAY AN ANNUAL DISTRIBUTION OF APPROXIMATELY $0.55 TO $0.65 PER COMMON SHARE GOING FORWARD, BASED ON A TARGET DISTRIBUTION PAYOUT RATIO OF 80% OF PROJECTED CASH AVAILABLE FOR DISTRIBUTION IN THE FUTURE. SNH’S DISTRIBUTION WILL BE SET AND RESET FROM TIME TO TIME BY SNH’S BOARD OF TRUSTEES. THE SNH BOARD WILL CONSIDER MANY FACTORS WHEN SETTING THE DISTRIBUTION, INCLUDING SNH’S HISTORICAL AND PROJECTED NET INCOME, NORMALIZED FUNDS FROM OPERATIONS, THE THEN CURRENT AND EXPECTED NEEDS AND AVAILABILITY OF CASH TO PAY SNH’S OBLIGATIONS, DISTRIBUTIONS WHICH SNH MAY BE REQUIRED TO BE PAID TO MAINTAIN ITS TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OR REIT, AND OTHER FACTORS DEEMED RELEVANT BY SNH’S BOARD OF TRUSTEES IN ITS DISCRETION. ACCORDINGLY, FUTURE SNH DISTRIBUTIONS MAY BE INCREASED OR DECREASED AND SNH CANNOT BE SURE AS TO THE RATE AT WHICH FUTURE DISTRIBUTIONS WILL BE PAID. • SNH EXPECTS TO SELL UP TO $900 MILLION OF PROPERTIES TO REDUCE ITS LEVERAGE TO STATED TARGETS. HOWEVER, SNH MAY NOT BE ABLE TO SUCCESSFULLY SELL PROPERTIES IN THE FUTURE. ALSO, SNH MAY SELL PROPERTIES AT PRICES THAT ARE LESS THAN THEIR CARRYING VALUES AND SNH MAY INCUR FUTURE LOSSES. • SNH MAY SELL THE SHARES OF COMMON STOCK OF THE RMR GROUP INC., OR RMR, IT OWNS. THE COMPLETION OF ANY SALE OF SNH’S RMR COMMON SHARES WILL BE SUBJECT TO VARIOUS CONDITIONS AND CONTINGENCIES. IF THESE CONDITIONS ARE NOT SATISFIED OR THE SPECIFIED CONTINGENCIES DO NOT OCCUR, ANY SALE BY SNH OF ITS RMR COMMON SHARES MAY BE DELAYED OR MAY NOT BE COMPLETED. • SNH EXPECTS TO REALIZE A NUMBER OF BENEFITS FROM THE TRANSACTIONS CONTEMPLATED BY THE DEFINITIVE AGREEMENTS BETWEEN SNH AND FIVE STAR, INCLUDING POSITIONING SNH FOR GREATER POTENTIAL UPSIDE, CREATING, AND PRESERVING ITS RELATIONSHIP WITH, A FINANCIALLY STABLE SENIOR LIVING OPERATOR, AND EXPANDED MANAGEMENT OVERSIGHT. THESE STATEMENTS ARE CONTINGENT UPON THE CONSUMMATION OF THE TRANSACTIONS WHICH MAY NOT OCCUR. IN ADDITION, FUTURE SUPPLY AND DEMAND IN SENIOR LIVING MAY BE DIFFERENT THAN SNH CURRENTLY EXPECTS. FURTHER, EVEN IF THESE TRANSACTIONS OCCUR, THE EXPECTED BENEFITS MAY NOT MATERIALIZE. • FIVE STAR IS PROJECTED TO HAVE ANNUAL EBITDA OF $20 TO $30 MILLION FOLLOWING THE CLOSING OF THE TRANSACTION HAS BEEN PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND IS NOT NECESSARILY INDICATIVE OF FIVE STAR’S EXPECTED FINANCIAL POSITION OR RESULTS OF OPERATIONS FOR ANY FUTURE PERIOD. IN FACT, FIVE STAR’S ACTUAL ANNUAL EBITDA FOLLOWING THE CLOSING OF THE TRANSACTION WILL BE SUBJECT TO MARKET CONDITIONS AND OTHER FACTORS, SOME OF WHICH ARE BEYOND FIVE STAR’S CONTROL, AND FIVE STAR’S ANNUAL EBITDA FOR FUTURE PERIODS FOLLOWING THE CLOSING OF THE TRANSACTION MAY BE SIGNIFICANTLY LOWER THAN IS STATED IN THIS PRESENTATION. THE INFORMATION CONTAINED IN SNH’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER “RISK FACTORS” IN SNH’S PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE SNH’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY SNH’S FORWARD LOOKING STATEMENTS. SNH’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, SNH DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. 2

S E N I O R H O U S I N G P R O P E R T I E S T R U S T TRANSACTION SUMMARY & TIMING New Management Agreements with Five Star SNH and Five Star will enter into new management agreements to operate all of SNH’s communities currently leased by Five Star and currently managed by Five Star.  SNH and SNH Shareholders to Receive Five Star Shares Five Star will issue common shares to increase SNH’s and SNH shareholders’ combined ownership to approximately 85% of Five Star.(1)  Conversion Date Agreement Date Transition Period April 1, 2019 January 1, 2020 + SNH to complete the required regulatory approval process to convert leased communities to a RIDEA management structure. Short-term financial restructuring immediately improves Five Star’s financial position and liquidity as well as helps SNH facilitate the transition to a RIDEA management structure. Five Star stockholders vote required to approve the issuances of Five Star common shares to SNH and SNH shareholders. + + 3 (1)Not including any shares currently owned by SNH shareholders.

S E N I O R H O U S I N G P R O P E R T I E S T R U S T SUMMARY OF BENEFITS Maximize the Value and Performance of SNH’s Investments in Senior Living 20 10% Positions SNH for Greater Potential Financial Upside Current senior living supply and demand fundamentals at historic lows coupled with expected future demand increases creates potential for greater financial upside for SNH and SNH shareholders in the future. 16 8% 12 6% 8 4% 4 2% 0 0% 85+ Population Growth Rate (%) Enables SNH and SNH Shareholders to Share Additional Upside from Investment in Five Star SNH and SNH shareholders will own 85% of Five Star and will benefit from sharing in Five Star’s potential future profitability. Five Star will be a healthy company at the end of this transaction, with projected annual EBITDA of $20 to $30 million, minimal capital expenditure requirements, low leverage and continued direct ownership in 20 senior living communities. Maintains Relationship with One Financially Stable National Senior Living Operator Allows SNH to retain the efficiencies of working with a large financially stable national operator in contrast to forming new relationships with a number of small, local, and potentially unstable operators throughout the U.S. (2) Allows Greater Asset Management Oversight The RIDEA management structure will allow SNH to more actively manage the Five Star senior living real estate through a more robust senior living asset management group. (1) Source: U.S. Census Bureau “2014 National Population Projections”. (2) Blue states represent states where Five Star currently operates senior housing communities. 4 Millions Age 85+ Population Growth (1)

S E N I O R H O U S I N G P R O P E R T I E S T R U S T SNH OBJECTIVES & KEY CONSIDERATIONS One Time Solution Single event versus incremental approach. Alignment Transaction structured to align interests for both top and bottom line senior living community performance. Stabilization Transaction provides immediate stability and materially improves long term financial outlook for senior living operator. Flexibility Ability for greater asset management role by SNH, including the sales of senior living communities at SNH’s discretion. 5

S E N I O R H O U S I N G P R O P E R T I E S T R U S T ALTERNATIVE OPTIONS Multiple alternatives were considered by the special committee of SNH’s Board of Trustees. Some Options Included: • Default/bankruptcy would result in loss of control over the process, the deterioration of operations of SNH’s senior living communities and a loss of asset value. Limited universe of potential operators with scale and/or without competitor relationships. Unlikely to be a market for well capitalized operators to assume a new lease with strong lease coverage. • • • • • This option only works with adequate lease coverage and tenant credit. Loss of significant rent without gaining control of asset management. Tenant benefits the most from any improvement in performance and market conditions in the future. • Because of tax rules that limit a REIT’s ownership in a manager, this option only works through a joint venture or with multiple partners. Potentially different investment horizon. Shared control. • • • • Limited buyer universe for such a large portfolio. Valuation would likely be negatively affected by recent financial performance and challenging operating environment. Solution: Agreements 6 New Management •Conversion of Five Star leases to RIDEA management structure. •Immediately addresses Five Star’s deteriorating financial position and liquidity challenges and also materially improves long term financial outlook. •Issuances of Five Star common shares to SNH and SNH shareholders in consideration of lease termination and capital infusion. Sale of the Portfolio Acquire Five Star Reduce Five Star Rent and Restructure Five Star’s Leases Lease Default / Bankruptcy / Replace Five Star

S E N I O R H O U S I N G P R O P E R T I E S T R U S T HIGHLIGHTS OF NEW MANAGEMENT AGREEMENTS 15-year term commencing January 1st, 2020, with two, five-year extensions at Five Star’s option, conditioned on portfolio financial performance. Five Star will receive a base management fee of 5% of gross revenues at the community level. Five Star may earn an incentive fee of 15% of property level EBITDA in excess of a performance target on a combined basis for the total managed portfolio, which fee cannot exceed 1.5% of gross revenue. SNH will have the right to terminate the new management agreements for non-performing assets and in the event of a change of control at Five Star. 7 Termination Rights Incentive Fee Management Fee Term

S E N I O R H O U S I N G P R O P E R T I E S T R U S T CURRENT ENVIRONMENT & FUTURE DEMOGRAPHICS Senior Housing Supply-Demand Trends (1) 16 9% 11,000 92% 10,000 8% 91% 9,000 7% 12 8,000 90% 6% 7,000 5% 6,000 89% 8 5,000 4% 4,000 88% 3% 3,000 4 2% 2,000 87% 1,000 1% 0 86% 0 0% Inventory Growth Absorption Stabilized Occupancy 85+ Population Growth Rate (%) Challenging Current Operating Environment Compelling Long-Term Demographics 85+ population projected to grow over 30% in the next five years. National healthcare spending is projected to grow at an average rate of 5.5% per year and reach $5.7 trillion by 2026. (3) - - - - New supply outpacing absorption. Increasing competition for labor and labor costs. Capital needed to compete with new construction. - Five Star’s lease coverage and liquidity have deteriorated. Future growth warrants transition to RIDEA management structure today. (1) (2) (3) Source: National Investment Center for the Seniors Housing and Care Industry (NIC), as of Q4 2018. Source: U.S. Census Bureau, “2014 National Population Projections”. Source: Centers for Medicare & Medicaid Services, www.cms.gov. 8 Units Millions Age 85+ Population Growth (2)

S E N I O R H O U S I N G P R O P E R T I E S T R U S T TRANSITION PERIOD Transition period provides for the approval of license transfers for each of the currently leased senior living communities.  Reduced Fixed Rent Payments The monthly rent payments under the existing five master leases has been reduced to $11 million per month effective February 1, 2019. Purchase of Property, Plant & Equipment SNH has purchased from Five Star approximately $50 million of fixed assets and improvements related to the leased communities. Short Term Credit Facility SNH has provided Five Star with a $25 million revolving credit facility secured by six senior living communities wholly-owned by Five Star with an interest rate of 6.0% per year and a maturity of January 1, 2020. $75 Million Payment (When Five Star Stock Issued to SNH and its Shareholders) Five Star will reduce indebtedness under the SNH short term credit facility and SNH will assume certain of Five Star’s liabilities, and/or make a cash payment to Five Star equal to $75 million in aggregate. 9 Agreement Execution DateTarget Conversion D ate April 1, 2019J anuary 1 , 2020

S E N I O R H O U S I N G P R O P E R T I E S T R U S T CONVERSION Existing Five Star Master Leases New Five S tar Management Agreements 261 Senior Living Communities Existing Five Star Management Agreements 30,114 Living Units The conversion is expected to occur on January 1, 2020 in order to maintain compliance with complex tax rules affecting REITs, including limitations on the amount a REIT may own of a tenant during any calendar year. 10 77 Senior Living Communities 10,135 Living Units 184 Senior Living Communities 19,979 Living Units

S E N I O R H O U S I N G P R O P E R T I E S T R U S T FIVE STAR OWNERSHIP The issuances of Five Star common shares to SNH and SNH shareholders are subject to the approval of Five Star’s stockholders. FVE Existing Ownership FVE Post Conversion (1) Structure (1) Ownership Structure FVE & RMR Insiders Other FVE 1% Stockholders 8% ABP Trust 6% FVE & RMR Insiders 7% + SNH & ABP Trust, which collectively own approximately 44% of Five Star, have both agreed to vote their shares in favor of the issuances of Five Star common shares. + Insiders own an additional 7% of Five Star’s outstanding shares bringing the total ownership of affiliates and insiders to over 50%. 11 (1) Existing ownership percentages and post conversion estimates based on Five Star’s fully diluted shares outstanding as of 12/31/2018. (2) Not including any shares currently owned by SNH shareholders.

S E N I O R H O U S I N G P R O P E R T I E S T R U S T OTHER CONSIDERATIONS Leverage To achieve a target annualized Adjusted EBITDA ratio of approximately 6.0x, SNH expects to sell assets valued up to $900 million as part of its near term capital structure. ASSET SALES FOCUS: - - - Standalone skilled nursing facilities. Senior living communities, medical office buildings or wellness centers that are underperforming. May sell some or all of the common shares of The RMR Group Inc. it owns. SNH’s portfolio of medical office and life science buildings is expected to increase as a percentage of the overall portfolio and senior living communities are expected to decrease as a percentage of the overall portfolio. Distribution Due to the lower cash flow SNH will receive from the senior living communities operated by Five Star, SNH anticipates that it will need to lower its common share distribution rate. - - - SNH expects to pay an annual distribution of $0.55 to $0.65 per common share. Based on a target distribution ratio of approximately 80% of projected cash available for distribution. The new distribution payout rate is expected to begin with the next regularly scheduled quarterly distribution announcement later this month. 12

S E N I O R H O U S I N G P R O P E R T I E S T R U S T Senior Living Community Summary Post Restructure Coral Springs, FL The Gables, Winchester, MA 13 Five Star Premier Residence of Pompano Beach, Pompano Beach, FL Eagles Landing Senior Living, Stockbridge, GA Fieldstone Place, Clarksville, TN Park Summit, The Forum at Deer Creek, Deerfield Beach, FL Managed senior living 261 30,114 communities Brookdale Senior Living18940 9 private senior living companies25 2,742 (combined) Subtotal triple net leased senior 43 3,682 living communities Total senior living communities304 33,796 The Forum at Desert Harbor, Peoria, AZ

S E N I O R H O U S I N G P R O P E R T I E S T R U S T SUMMARY OF BENEFITS Maximize the Value and Performance of SNH’s Investments in Senior Living 20 10% Positions SNH for Greater Potential Financial Upside Current senior living supply and demand fundamentals at historic lows coupled with expected future demand increases creates potential for greater financial upside for SNH and SNH shareholders in the future. 16 8% 12 6% 8 4% 4 2% 0 0% 85+ Population Growth Rate (%) Enables SNH and SNH Shareholders to Share Additional Upside from Investment in Five Star SNH and SNH shareholders will own 85% of Five Star and will benefit from sharing in Five Star’s potential future profitability. Five Star will be a healthy company at the end of this transaction, with projected annual EBITDA of $20 to $30 million, minimal capital expenditure requirements, low leverage and continued direct ownership in 20 senior living communities. Maintains Relationship with One Financially Stable National Senior Living Operator Allows SNH to retain the efficiencies of working with a large financially stable national operator in contrast to forming new relationships with a number of small, local, and potentially unstable operators throughout the U.S. (2) Allows Greater Asset Management Oversight The RIDEA management structure will allow SNH to more actively manage the Five Star senior living real estate through a more robust senior living asset management group. (1) Source: U.S. Census Bureau “2014 National Population Projections”. (2) Blue states represent states where Five Star currently operates senior housing communities. 14 Millions Age 85+ Population Growth (1)